                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 31, 2003
                Date of Report (Date of earliest event reported)

                         WILSHIRE OIL COMPANY OF TEXAS

             (Exact name of Registrant as specified in its charter)

Delaware                                1-467                   84-0513668
------------------------------     ----------------          ------------------
State of other jurisdiction of     (Commission File            (IRS Employer
incorporation or organization          Number)               Identification No.)

921 Bergen Avenue, Jersey City, New Jersey                           07306
(Address of principal executive offices)                           (Zip Code)

(Registrant's telephone number, including area code)             (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

The Company today released the results of its fiscal 2002 fourth quarter and full year financial operations. The press release is annexed hereto as
Exhibit 99.1.

The following exhibit is filed with this report:

    Exhibit Number                               Description
---------------------                   ----------------------------------
         99.1                           Press release dated March 31, 2003

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 1, 2003                             WILSHIRE OIL COMPANY OF TEXAS.
                                                 (Registrant)


                                                 By: /s/ Philip Kupperman
                                                     -------------------------
                                                     Philip Kupperman
                                                     President






                                      -3-